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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated March 17, 2000, in the Registration Statement (Form S-1) and related Prospectus of Elitra Pharmaceuticals, Inc. for the registration of shares of its common stock.

                                                    /s/ ERNST & YOUNG LLP


San Diego, California
August 29, 2000